                                                                     EXHIBIT 4.4

                                                                  EXECUTION COPY

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                         REGISTRATION RIGHTS AGREEMENT

                          Dated as of January 24, 1997

                                  by and among

                              LOOMIS, FARGO & CO.,

                          LOOMIS HOLDING CORPORATION,

                              LOOMIS ARMORED INC.,

                WELLS FARGO ARMORED SERVICE CORPORATION OF TEXAS

             WELLS FARGO ARMORED SERVICE CORPORATION OF PUERTO RICO

                                      and

                              LEHMAN BROTHERS INC.

                                      and

                       NATIONSBANC CAPITAL MARKETS, INC.

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

          This Registration Rights Agreement (this "Agreement") is made and entered into as of January 24, 1997 by and among Loomis, Fargo & Co., a Delaware corporation (the "Issuer"), Loomis Holding Corporation ("LFC"), a Delaware corporation (to be renamed LFC Holding Corporation), Loomis Armored Inc. (the "Operating Subsidiary"), a Texas corporation (to be renamed Loomis, Fargo & Co.), Wells Fargo Armored Service Corporation of Texas ("WFT"), a Texas corporation (to be renamed LFC Armored of Texas Inc.), and Wells Fargo Armored Service Corporation of Puerto Rico ("WFP"), a Tennessee corporation (to be renamed Loomis, Fargo & Co. of Puerto Rico), and together with LFC, the Operating Subsidiary WFT and any other entity that delivers a Subsidiary Guarantee pursuant to the terms of the Indenture, the "Guarantors"), and Lehman Brothers Inc. and NationsBanc Capital Markets, Inc. (collectively the "Initial Purchasers"), which have agreed to purchase the Issuer's 10% Senior Subordinated Notes due 2004 (the "Senior Subordinated Notes") pursuant to the Purchase Agreement.

          This Agreement is made pursuant to the Purchase Agreement, dated January 17, 1997 (the "Purchase Agreement"), by and among the Issuer, LFC and the Operating Subsidiary and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Senior Subordinated Notes, the Issuer and the Guarantors have agreed to provide to the Initial Purchasers and their respective direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 4 of the Purchase Agreement.

          The parties hereby agree as follows:

          1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

               Broker-Dealer:  Any broker or dealer registered under the
               -------------
     Exchange Act.

               Closing Date:  The date of this Agreement.
               ------------

               Commission:  The Securities and Exchange Commission.
               ----------

               Consummate:  A registered Exchange Offer shall be deemed
               ----------
     "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Securities Act of the Exchange Offer Registration Statement relating to the New Senior Subordinated Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Issuer to the Registrar under the Indenture of New Senior Subordinated Notes, with Subsidiary Guarantees thereon duly executed and delivered by the Guarantors, in the same aggregate principal amount as the aggregate principal amount of Senior Subordinated Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

               Damages Payment Date:  Each Interest Payment Date and, with
               --------------------
     respect to any Note being repurchased by the Company pursuant to Section
     3.8 or 3.9 of the Indenture, the related Purchase Date.

               Effectiveness Target Date:  As defined in Section 5 hereof.
               -------------------------

               Exchange Act:  The Securities Exchange Act of 1934, as amended.
               ------------

               Exchange Offer:  The registration by the Issuer under the
               --------------
     Securities Act of the New Senior Subordinated Notes pursuant to a Registration Statement pursuant to which the Issuer offers each of the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange each such outstanding Transfer Restricted Security held by any such Holder for New Senior Subordinated Notes, with Subsidiary Guarantees thereon duly executed and delivered by the Guarantors, in the principal amount equal to the principal amount of the Transfer Restricted Security tendered by such Holder.

               Exchange Offer Registration Statement:  The Registration
               -------------------------------------
     Statement relating to the Exchange Offer, including the Prospectus which forms a part thereof.

               Holders:  As defined in Section 2(b) hereof.
               -------

               Indemnified Holder:  As defined in Section 8(a) hereof.
               ------------------

               Indenture:  The Indenture, dated as of January 24, 1997, among
               ---------
     the Issuer, the Guarantors party thereto and Marine Midland Bank, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

               Initial Purchasers:  As defined in the preamble hereto.
               ------------------

               Interest Payment Date:  As defined in the Indenture and the
               ---------------------
     Notes.

               NASD:  National Association of Securities Dealers, Inc.
               ----

               New Senior Subordinated Notes:  The Issuer's 10% Senior
               -----------------------------
     Subordinated Notes due 2004 to be issued pursuant to the Indenture in the Exchange Offer.

               Notes:  The Senior Subordinated Notes and the New Senior
               -----
     Subordinated Notes.

               Person:  An individual, partnership, corporation, trust or
               ------
     unincorporated organization, or a government or agency or political subdivision thereof.

               Prospectus:  The prospectus included in a Registration Statement,
               ----------
     as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

               Purchase Date:  As defined in the Indenture.
               -------------

               Record Holder:  With respect to any Damages Payment Date relating
               -------------
     to Notes, each Person who is a Holder of Transfer Restricted Securities on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

               Registration Default:  As defined in Section 5 hereof.
               --------------------

               Registration Statement:  Any registration statement of the Issuer
               ----------------------
     relating to (a) an offering of New Senior Subordinated Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

               Securities Act:  The Securities Act of 1933, as amended.
               --------------

               Senior Subordinated Notes:  As defined in the preamble hereto.
               -------------------------

               Shelf Filing Deadline:  As defined in Section 4 hereof.
               ---------------------

               Shelf Registration Statement:  As defined in Section 4 hereof.
               ----------------------------

               Subsidiary Guarantees:  As defined in the Indenture.
               ---------------------

               TIA:  The Trust Indenture Act of 1939, as amended, and the rules
               ---
     and regulations of the Commission promulgated thereunder.

               Transfer Restricted Securities:  Each Senior Subordinated Note,
               ------------------------------
     until the earliest to occur of (a) the date on which such Senior Subordinated Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (b) the date on which such Senior Subordinated Note has been effectively registered under the Securities Act and disposed of in accordance with a Shelf Registration Statement, (c) the date on which such Senior Subordinated Note is distributed to the public pursuant to Rule 144 under the Securities Act by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein on or prior to such sale).

               Underwritten Registration or Underwritten Offering:  A
               -------------------------    ---------------------
     registration in which securities of the Issuer are sold to one or more investment banking firms, acting as underwriters, for reoffering to the public.

          2.   Securities Subject to This Agreement.

               (a)  Transfer Restricted Securities.  The securities entitled
                    ------------------------------
     to the benefits of this Agreement are the Transfer Restricted Securities.

               (b)  Holders of Transfer Restricted Securities.  A Person is
                    -----------------------------------------
     deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

          3.   Registered Exchange Offer.

               (a) Unless the Exchange Offer shall not be permissible under applicable law, or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Company and the Guarantors shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 75 days after the Closing Date, a Registration Statement under the Securities Act relating to the New Senior Subordinated Notes and the Exchange Offer, (ii) use their reasonable best efforts to cause such Registration Statement to become effective no later than 150 days after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a Prospectus pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the New Senior Subordinated Notes to be made under the Blue Sky laws of such jurisdictions as are reasonably requested by the Initial Purchasers and necessary to permit the Exchange Offer to be Consummated, and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the New Senior Subordinated Notes to be offered in exchange for the Transfer Restricted Securities and to permit resales of New Senior Subordinated Notes held by Broker-Dealers as contemplated by Section 3(c) below.

               (b) The Issuer and each of the Guarantors shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days after the date notice of the Exchange Offer is mailed to the Holders. The Issuer and each of the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Issuer and each of the Guarantors shall use their reasonable best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 business days thereafter (the "Consummation Deadline").

               (c) The Issuer shall indicate in a "Plan of Distribution" section to be contained in the Prospectus which shall form a part of the Exchange Offer Registration

     Statement that any Broker-Dealer who holds Senior Subordinated Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Issuer), may exchange such Senior Subordinated Notes pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the New Senior Subordinated Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of New Senior Subordinated Notes held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy announced after the date of this Agreement.

          The Issuer and each of the Guarantors shall use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of New Senior Subordinated Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the date on which the Exchange Offer Registration Statement is declared effective.

          The Issuer shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such one-year period in order to facilitate such resales.

          4.   Shelf Registration.

               (a)  Shelf Registration.  If (i) the Issuer is not required to
                    ------------------
     file an Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), or (ii) any Holder of Transfer Restricted Securities that is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) or an "accredited investor" (as defined in Rule 501(A)(1), (2), (3) or (7) under the Securities Act) shall notify the Issuer within 20 business days following the Consummation of the Exchange Offer (A) that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) that such Holder may not resell the New Senior Subordinated Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) that such Holder is a Broker-Dealer and holds Senior

     Subordinated Notes acquired directly from the Issuer or one of its affiliates, then the Issuer and each of the Guarantors shall use their reasonable best efforts to:

                    (x)  cause to be filed a shelf registration
               statement pursuant to Rule 415 under the Securities Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") on or prior to the earliest to occur of (1) the 30th day after the date on which the Issuer determines that it is not required to file the Exchange Offer Registration Statement, (2) the 30th day after the date on which the Issuer receives notice from a Holder of Transfer Restricted Securities, including without limitation from any Initial Purchaser, as contemplated by clause (ii) above, or (3) the Consummation Deadline if the Exchange Offer has not been consummated, (such earliest date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

                    (y) cause such Shelf Registration Statement to be declared effective by the Commission on or before the 60th day after the Shelf Filing Deadline.

     The Issuer and the Guarantors shall use their reasonable best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least three years following the Closing Date or such shorter period as will terminate when all Transfer Restricted Securities covered by such Shelf Registration Statement shall have been sold.

               (b)  Provision by Holders of Certain Information in Connection
                    ---------------------------------------------------------
     with the Shelf Registration Statement.  No Holder of Transfer Restricted
     -------------------------------------
     Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until
     (i) such Holder furnishes to the Issuer in writing, within 15 days after receipt of a request therefor, such information as the Issuer may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to Section 5 hereof unless and until such Holder shall have used its reasonable best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make the information previously furnished to the Issuer by such Holder not materially misleading.

          5.   Liquidated Damages.

          If (a) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (b) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement (the "Effectiveness Target Date"), (c) the Exchange Offer has not been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (d) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within two business days by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses (a) through (d), a "Registration Default"), the Issuer and the Guarantors hereby jointly and severally agree to pay liquidated damages to each Holder of Transfer Restricted Securities with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the liquidated damages payable to any Holder of Transfer Restricted Securities shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities held by such Holder with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.25 per week per $1,000 principal amount of Transfer Restricted Securities. All accrued liquidated damages shall be paid to Record Holders by wire transfer of immediately available funds or by federal funds check on each Damages Payment Date, as provided in the Indenture. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of liquidated damages with respect to such Transfer Restricted Securities will cease.

          All obligations of the Issuer and the Guarantors in the preceding paragraph to pay liquidated damages, together with interest on any overdue liquidated damages as provided in the Indenture, that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

          6.   Registration Procedures.

               (a)  Exchange Offer Registration Statement.  In connection with
                    -------------------------------------
     the Exchange Offer, the Issuer and each of the Guarantors shall comply with all of the provisions of Section 6(c) below, shall use their reasonable best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                    (i) If in the reasonable opinion of counsel to the Issuer there is a question as to whether the Exchange Offer is permitted by applicable law, the Issuer and each of the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Issuer and the Guarantors to Consummate an Exchange Offer for such Senior Subordinated Notes. The Issuer and each of the Guarantors hereby agree to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Issuer and each of the Guarantors hereby agree, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Issuer and the Guarantors setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

                    (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Issuer or a Guarantor, prior to the date on which the Exchange Offer is consummated, a written representation to the Issuer and the Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Issuer, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Senior Subordinated Notes to be issued in the Exchange Offer and (C) it is acquiring the New Senior Subordinated Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Issuer's and the Guarantors' preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co.,
                                                       -----------------------
          Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation
          ----                              ----------------------------------
          (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of New Senior Subordinated Notes obtained by such Holder in exchange for Senior Subordinated Notes acquired by such Holder directly from the Issuer.

                    (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Issuer and the Guarantors shall provide a supplemental letter to the

          Commission (A) stating that the Issuer and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available
                                   ----------------------------------
          May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991)
                         ----------------------------
          and, if applicable, any no-action letter obtained pursuant to clause
          (i) above and (B) including a representation that the Issuer and the Guarantors have not entered into any arrangement or understanding with any Person to distribute the New Senior Subordinated Notes to be received in the Exchange Offer and that, to the best of the Issuer's and the Guarantors' information and belief, each Holder participating in the Exchange Offer is acquiring the New Senior Subordinated Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Senior Subordinated Notes received in the Exchange Offer.

               (b)  Shelf Registration Statement.  In connection with the Shelf
                    ----------------------------
     Registration Statement, the Issuer and each of the Guarantors shall comply with all the provisions of Section 6(c) below and shall use their reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Issuer and each of the Guarantors will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

               (c)  General Provisions.  In connection with any Registration
                    ------------------
     Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Broker-Dealers), the Issuer and the Guarantors shall:

                    (i) use their reasonable best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Securities Act or any regulation thereunder, financial statements of the Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Issuer and the Guarantors shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use their reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

                    (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                    (iii) advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuer and each of the Guarantors shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                    (iv) furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least five business days, and the Issuer and the Guarantors will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within five business days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

                    (v) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make representatives of the Issuer and the Guarantors available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

                    (vi) make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Issuer and the Guarantors and cause the officers, directors, managers and employees of the Issuer and the Guarantors to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                    (vii) if requested by any selling Holders or the underwriter(s), if any, promptly to incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Issuer or the Guarantors is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                    (viii) cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Notes covered thereby or the underwriter(s), if any;

                    (ix) furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                    (x) deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Issuer and the Guarantors hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                    (xi) enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by the Initial Purchasers or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Issuer and the Guarantors shall:

                             (A) upon written request, furnish to each selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by the Issuer and the Guarantors to underwriters in primary underwritten offerings, upon the date of the Consummation of the Exchange Offer and, if applicable, the effectiveness of the Shelf Registration
               Statement:

                                  (1)  a certificate, dated the date of
                    Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the Chairman of the Board or the President and (z) the Chief Financial Officer of each of the Issuer and the Guarantors, confirming, as of the date thereof, the matters set forth in paragraph (s) of Section 7 of the Purchase Agreement;

                                  (2)  an opinion, dated the date of
                    Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Issuer and the Guarantors, covering the matters set forth in paragraph (e) of Section 7 of the Purchase Agreement and such other matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Issuer and the Guarantors, representatives of the independent public accountants for the Issuer and the Guarantors, representatives of the underwriters, if any, and the counsel for the and underwriters, if any, in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Issuer and the Guarantors and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial and accounting data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                                  (3)  a customary comfort letter, dated as of
                    the date of Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Issuer's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters received by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to paragraph (j) of
                    Section 7 of the Purchase Agreement, without exception;

                             (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                             (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuer or the Guarantors pursuant to this clause (xi), if any.

                    If at any time the representations and warranties of the Issuer and the Guarantors contemplated in clause (A)(1) above cease to be true and correct in any material respect, the Issuer or the Guarantors, as the case may be, shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

                    (xii) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Issuer nor any of the Guarantors shall be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                    (xiii) issue, upon the request of any Holder of Senior Subordinated Notes covered by the Shelf Registration Statement, New Senior Subordinated Notes, having an aggregate principal amount equal to the aggregate principal amount of Senior Subordinated Notes surrendered to the Issuer by such Holder in exchange therefor or being sold by such Holder; such New Senior Subordinated Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return, the Senior Subordinated Notes held by such Holder shall be surrendered to the Issuer for cancellation;

                    (xiv) cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                    (xv) use their reasonable best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

                    (xvi)    if any fact or event contemplated by clause
          (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the Initial Purchasers or any other Holder of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                    (xvii) provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

                    (xviii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use their reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                    (xix) otherwise use their best efforts to comply with all applicable rules and regulations of the Commission, and, in the case of the Issuer to make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Issuer's first fiscal quarter commencing after the effective date of the Registration Statement;

                    (xx) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this

          Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use their reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

                    (xxi) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of
          Section 13 and Section 15 of the Exchange Act.


               Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Issuer of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Issuer, each Holder will deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Issuer shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.

          7.   Registration Expenses.

               (a) All expenses incident to the Issuer's and the Guarantors' performance of or compliance with this Agreement will be borne by the Issuer and the Guarantors, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD)); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws;
     (iii) all expenses of printing (including printing certificates for the New Senior Subordinated Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Issuer and the Guarantors and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities; and (v) all fees and disbursements of independent certified public accountants of the Issuer and the

     Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

               The Issuer and the Guarantors will, in any event, bear their respective internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuer or the Guarantors.

               (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Issuer and the Guarantors will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Willkie Farr & Gallagher or such other counsel as may be chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

          8.   Indemnification and Contribution.

               (a) Each of the Issuer and each of the Guarantors, jointly and severally, agrees to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any Holder (any of the Persons referred to in this clause (ii) being referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii), or (iii) may hereinafter be referred to as an "Indemnified Holders"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof to which such Indemnified Holder may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuer and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement or Prospectus or in any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Issuer through the Holders by or on behalf of any Holder (or its related Indemnified Holder) specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Issuer and the Guarantors may otherwise have to any Indemnified Holder.

               (b) Each Holder, severally and not jointly, shall indemnify and hold harmless each of the Issuer, the Guarantors, their respective directors and officers and each person, if any, who controls the Issuer or any of the Guarantors within the meaning of the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuer, any Guarantor or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer through the Holders by or on behalf of any Holder or its related Indemnified Holder specifically for inclusion therein, and shall reimburse the Issuer or any Guarantor or their respective director, officer or controlling person, as the case may be, for any legal or other expenses reasonably incurred by the Issuer, such Guarantor, director, officer or controlling person, as the case may be, in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Holder may otherwise have to the Issuer, the Guarantors or any such director, officer or controlling person. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of Transfer Restricted Securities giving rise to such indemnification obligation.

               (c)  Promptly after receipt by an indemnified party under this
     Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this
     Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party pursuant to this Section 8 shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section
     8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (and local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Holders of a majority in principal amount of Notes entitled to such indemnification, if the indemnified parties under this
     Section 8 consist of any Holder or any of their related Indemnified Holders, or by the Issuer, if the indemnified parties under this Section 8 consist of any of the Issuer or any Guarantor or any of their respective directors, officers or controlling persons. Each indemnified party, as a condition of the indemnity agreements contained in Sections 8(a) and 8(b), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

               (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuer and the Guarantors on the one hand and any Holder on the other from such Holder's sale of Transfer Restricted Securities or (ii) if the allocation provided by clause
     (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative fault of the Issuer and the Guarantors on the one hand and such Holder on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Issuer and the Guarantors on the one hand and of such Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Guarantors, on the one hand, or such Holder, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuer, each Guarantor and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(d) shall be deemed to include, for purposes of this
     Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), none of the Holders (or any of their related Indemnified Holders) shall be required to contribute any amount in excess of the amount by which the proceeds received by such Holder with respect to the Notes exceeds the amount of any damages which such Holder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute as provided in this Section 8(d) are several in proportion to the respective principal amount of Notes held by each of the Holders hereunder and not joint.

          9.   Rule 144A.

          Each of the Issuer and the Guarantors hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

          10.  Participation in Underwritten Registrations.

          No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

          11.  Selection of Underwriters.

          The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Issuer.

          12.  Miscellaneous.

               (a)  Remedies.  The Issuer and each Guarantor agree that
                    --------
     monetary damages (including the liquidated damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

               (b)  No Inconsistent Agreements.  Each of the Issuer and the
                    --------------------------
     Guarantors will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except pursuant to the Stockholders Agreement (as defined in the Purchase Agreement), neither the Issuer nor any Guarantor has previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuer's securities under any agreement in effect on the date hereof.

               (c)  Adjustments Affecting the Notes.  The Issuer and each
                    -------------------------------
     Guarantor will not take any action, or permit any change within its control to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

               (d)  Amendments and Waivers.  The provisions of this Agreement
                    ----------------------
     may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Issuer and the Guarantors have obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

               (e)  Notices.  All notices and other communications provided
                    -------
     for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                    (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

                    (ii)     if to the Issuer or any Guarantor:

                                   Loomis, Fargo & Co.

                                   16225 Park Ten Place
                                   Houston, Texas  77084
                                   Telecopier No.:  (713) 647-5697
                                   Attention:  Chief Financial Officer

                             With a copy to:

                                   Weil, Gotshal & Manges, LLP
                                   100 Crescent Court, Suite 1300
                                   Dallas, Texas  75201
                                   Telecopier No.:  (214) 746-7777
                                   Attention:  Mary R. Korby

               All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when responded to, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

               Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

               (f)  Successors and Assigns.  This Agreement shall inure to the
                    ----------------------
     benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

               (g)  Counterparts.  This Agreement may be executed in any number
                    ------------
     of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (h)  Headings.  The headings in this Agreement are for
                    --------
     convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (i)  Governing Law.  This Agreement shall be governed by and
                    -------------
     construed in accordance with the laws of the State of New York, without regard to the Conflict of Laws rules thereof.

               (j)  Severability.  In the event that any one or more of the
                    ------------
     provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          13.  Entire Agreement.  This Agreement is intended by the parties as a
               ----------------
final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuer and the Guarantors with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              LOOMIS, FARGO & CO., a Delaware corporation


                              By: /s/ James K. Jennings, Jr.
                                 ---------------------------------------
                                  Name:
                                  Title:


                              LOOMIS HOLDING CORPORATION, a Delaware corporation

                              By: /s/ James K. Jennings, Jr.
                                 ---------------------------------------
                                  Name:
                                  Title:


                              LOOMIS ARMORED INC., a Texas corporation


                              By: /s/ James K. Jennings, Jr.
                                 ---------------------------------------
                                  Name:
                                  Title:


                              WELLS FARGO ARMORED SERVICE CORPORATION OF TEXAS,
                                a Texas corporation


                              By: /s/ Timothy M. Wood
                                 ---------------------------------------
                                  Name:
                                  Title:

                              WELLS FARGO ARMORED SERVICE CORPORATION OF PUERTO
                                RICO, a Tennessee corporation


                              By: /s/ Timothy M. Wood
                                 ---------------------------------------
                                  Name:
                                  Title:


                              LEHMAN BROTHERS INC.


                              By: /s/ Robert D. Redmond
                                 ---------------------------------------
                                  Name:  Robert D. Redmond
                                  Title: Managing Director


                              NATIONSBANC CAPITAL MARKETS, INC.


                              By: /s/ Jan A. Schipper
                                 ---------------------------------------
                                  Name: Jan A. Schipper
                                  Title: Associate